RELATED PARTY TRANSACTIONS, Related Party Loans (Details) - Sponsor or an Affiliate of the Sponsor, or Certain of the Company's Officers and Directors [Member] - Working Capital Loans [Member] - USD ($)
	3 Months Ended	5 Months Ended
	Mar. 31, 2021	Dec. 31, 2020
Related Party Transactions [Abstract]
Related party transaction	$ 2,000,000	$ 2,000,000
Share price (in dollars per share)	$ 1.00	$ 1.00
Promissory note, outstanding	$ 0